UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

93

Date of Report (Date of earliest event reported) December 9, 2008

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP

(Exact name of Registrant as specified in its charter)

            Delaware                  0-10831                 94-2744492

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

Consolidated Capital Institutional Properties, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCIP Palm Lake, L.L.C., a Delaware limited liability company (the “Company”).  As previously disclosed, after April 30, 2008, the assets and liabilities of the Company are allocated solely to the holders of Series A Units of the Registrant for all purposes. The Company owned Palm Lake Apartments (“Palm Lake”), a 150-unit apartment complex located in Tampa, Florida.

On December 9, 2008 the Company sold Palm Lake to a third party, Blackhawk Apartment Opportunity Fund II LLC, an Illinois limited liability company (the “Purchaser”), for a total sales price of $7,000,000.  The Registrant continues to own and operate six other investment properties.

In accordance with the terms of Registrant’s partnership agreement, the Registrant’s general partner is currently evaluating the cash requirements of the Company to determine what portion of the net sale proceeds will be available to distribute to the holders of Series A units.

Item 9.01   Financial Statements and Exhibits

(b)   Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the continuing operations of the Registrant as if Palm Lake had been sold on January 1, 2007.  The following also includes the operations of The Lofts which was classified as held for sale as of September 30, 2008.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period.  This pro forma information should be read in conjunction with the Registrant’s 2008 Quarterly Report on Form 10-Q for the period ended September 30, 2008 and the Registrant’s 2007 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

September 30, 2008

All other assets	$ 4,982
Investment property, net	77,112
Total Assets	$ 82,094

All other liabilities	$ 3,752
Mortgage notes payable	130,502
Partners’ deficit	(52,160)
Total Liabilities and Partners’ Deficit	$ 82,094

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Nine Months Ended	Year Ended
	September 30, 2008	December 31, 2007

Total revenues	$18,060	$23,766
Total expenses	20,761	24,113
Impairment Loss	2,400	0
Loss before discontinued operations	(5,101)	(347)
Income from discontinued operations Net loss	318 $(4,783)	59 $ (288)

Series A Series B Series C Net loss per limited partnership interest	$ (6.56) (16.61) (0.62) $(23.79)	$(7.08) (0.44) 6.09 $(1.43)

(d)  Exhibit

10.71       Second Amendment to Purchase and Sale Contract between CCIP Palm Lake, L.L.C., a Delaware limited liability company and Blackhawk Apartment Opportunity Fund II LLC, an Illinois limited liability company, dated November 26, 2008. *

10.72       Third Amendment to Purchase and Sale Contract between CCIP Palm Lake, L.L.C., a Delaware limited liability company and Blackhawk Apartment Opportunity Fund II LLC, an Illinois limited liability company, dated December 9, 2008.  *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL

INSTITUTIONAL PROPERTIES, LP

By:  CONCAP EQUITIES, INC.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: December 15, 2008